UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2018

BIOANALYTICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-23357	35-1345024
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2701 KENT AVENUE WEST LAFAYETTE, INDIANA	47906-1382
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 463-4527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dr. James S. Bourdage has notified Bioanalytical Systems, Inc. (the “Company”) of his intention to retire from his position as Vice President of Bioanalytical Services, effective May 4, 2018. In recognition of his service to the Company, the Company and Dr. Bourdage have agreed to a Retirement Agreement and Release of All Claims (the “Retirement Agreement”). Subject to the terms of the Retirement Agreement, the Company will, among other things, pay Dr. Bourdage a retirement benefit in the form of salary continuation for a period of six (6) months from the effective date of the Retirement Agreement (the “Benefit Period”)

As a condition of receiving the payments under the Retirement Agreement, Dr. Bourdage agreed to release substantially all claims against the Company. The Retirement Agreement also (i) prohibits Dr. Bourdage and the Company from disparaging the other, (ii) provides for certain non-solicitation restrictions, and (iii) during the Benefit Period, requires Dr. Bourdage to make himself available to provide reasonable assistance to the Company with transitional matters relating to his former duties with the Company. The foregoing summary of the Retirement Agreement does not purport to be complete and is qualified in its entirety by reference to the Retirement Agreement, a copy of which is attached hereto as Exhibit 10.1.

In connection with Dr. Bourdage’s retirement, the Board of Directors has unanimously elected Michael Baim as the Company’s new Vice President of Bioanalytical Services, effective May 7, 2018. A copy of the press release announcing the retirement of Dr. Bourdage and the election of Mr. Baim is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

10.1	Dr. James S. Bourdage Retirement Agreement and Release of All Claims.

99.1	Press Release dated April 30 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOANALYTICAL SYSTEMS, INC.

Date: April 30, 2018	By:	/s/ Jill C. Blumhoff
Jill C. Blumhoff Chief Financial Officer, Vice President—Finance

Exhibit Index

Exhibit No.	Description

10.1	Dr. James S. Bourdage Retirement Agreement and Release of All Claims.

99.1	Press Release dated April 30, 2018.